Johnson Controls Completes Sale of Residential and Light Commercial HVAC Business

•Transaction accelerates the company’s transformation as a pure-play provider of innovative building solutions

CORK, Ireland, Aug. 1, 2025 – Johnson Controls International plc (NYSE: JCI), a global leader for smart, safe, healthy and sustainable buildings, today announced it has completed the sale of its Residential and Light Commercial (R&LC) HVAC business in an all-cash transaction to the Bosch Group.

“The completion of this transaction is an important milestone for Johnson Controls and positions our company as a leading pure-play provider of innovative building solutions,” said CEO Joakim Weidemanis. “Johnson Controls is embarking on its next era, and I’m confident in our ability to reach our full potential as a faster-growing, more profitable, technology-based and service-enabled company. I look forward to the journey ahead as we transform our industry for years to come and work together to deliver even greater value for our customers, team members and shareholders.”

Weidemanis continued, “I want to thank the Residential and Light Commercial HVAC team for their service and dedication and wish them the best of success as they join the Bosch Group.”

As previously announced, the total transaction is valued at $8.1 billion and the company's portion of the consideration is approximately $6.7 billion. Net cash proceeds to Johnson Controls were approximately $5.0 billion after tax and transaction-related expenses.

The transaction includes the North America ducted business as well as the global residential joint venture with Hitachi, Ltd. As part of the transaction, Hitachi has retained certain ductless HVAC assets located in Shimizu, Japan.

Consistent with its capital allocation policy, Johnson Controls expects to return a portion of the net proceeds of the transaction to shareholders through the implementation of a $5.0 billion accelerated share repurchase program expected to commence in the coming weeks pursuant to its previously announced share repurchase authorization (with current overall availability of $9.8 billion).

Advisors

Centerview Partners and Citi served as financial advisors to Johnson Controls, Simpson Thacher served as legal advisor, and Joele Frank served as investor relations advisor.

Media Contacts:

INVESTOR CONTACT:	MEDIA CONTACT:

Jim Lucas	Steve Schultz
Direct: +1 414.340.1752	Direct: +1 414.218.5091
Email: jim.lucas@jci.com	Email: media@jci.com

JOHNSON CONTROLS INTERNATIONAL PLC CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

Johnson Controls International plc ("Johnson Controls") has made statements in this communication that are forward-looking and therefore are subject to risks and uncertainties. All statements in this communication other than statements of historical fact are, or could be, "forward-looking statements"

within the meaning of the Private Securities Litigation Reform Act of 1995. In this communication, statements regarding Johnson Controls' sale of the R&LC business and future share repurchase activity are forward-looking statements. Words such as "may," "will," "expect," "intend," "estimate," "anticipate," "believe," "should," "forecast," "project" or "plan" and terms of similar meaning are also generally intended to identify forward-looking statements. However, the absence of these words does not mean that a statement is not forward-looking. Johnson Controls cautions that these statements are subject to numerous important risks, uncertainties, assumptions and other factors, some of which are beyond its control, that could cause its actual results to differ materially from those expressed or implied by such forward-looking statements, including, among others, risks related to: Johnson Controls' ability to manage macroeconomic and geopolitical volatility, including changes to laws or policies governing foreign trade, including tariffs, economic sanctions, foreign exchange and capital controls, import/export controls or other trade restrictions as well as any associated supply chain disruptions; the ability of Johnson Controls to manage general economic, business and capital market conditions, including the impacts of trade restrictions, recessions, economic downturns and global price inflation; Johnson Controls' ability to develop or acquire new products and technologies that achieve market acceptance and meet applicable quality and regulatory requirements; the ability of Johnson Controls to execute on its operating model and drive organizational improvement; Johnson Controls' ability to successfully execute and complete portfolio simplification, as well as the possibility that the expected benefits of such actions will not be realized or will not be realized within the expected time frame; the ability to innovate and adapt to emerging technologies, ideas and trends in the marketplace, including the incorporation of technologies such as artificial intelligence; fluctuations in the cost and availability of public and private financing for Johnson Controls' customers; the ability to manage disruptions caused by international conflicts, including Russia and Ukraine and the ongoing conflicts in the Middle East; managing the risks and impacts of potential and actual security breaches, cyberattacks, privacy breaches or data breaches, maintaining and improving the capacity, reliability and security of Johnson Controls' enterprise information technology infrastructure; the ability to manage the lifecycle cybersecurity risk in the development, deployment and operation of Johnson Controls' digital platforms and services; fluctuations in currency exchange rates; the ability to hire and retain senior management and other key personnel; changes or uncertainty in laws, regulations, rates, policies, or interpretations that impact Johnson Controls' business operations or tax status; the ability to adapt to global climate change, climate change regulation and successfully meet Johnson Controls' public sustainability commitments; the outcome of litigation and governmental proceedings; the risk of infringement or expiration of intellectual property rights; Johnson Controls' ability to manage disruptions caused by catastrophic or geopolitical events, such as natural disasters, armed conflict, political change, climate change, pandemics and outbreaks of contagious diseases and other adverse public health developments; any delay or inability of Johnson Controls to realize the expected benefits and synergies of recent portfolio transactions; the tax treatment of recent portfolio transactions; significant transaction costs and/or unknown liabilities associated with such transactions; labor shortages, work stoppages, union negotiations, labor disputes and other matters associated with the labor force; and the cancellation of or changes to commercial arrangements. A detailed discussion of risks related to Johnson Controls' business is included in the section entitled "Risk Factors" in Johnson Controls’ Annual Report on Form 10-K for the fiscal year ended September 30, 2024 filed with the SEC on November 19, 2024, which is available at www.sec.gov and www.johnsoncontrols.com under the "Investors" tab. The description of certain of these risks is supplemented in Item 1A of Part II of Johnson Controls’ subsequently filed Quarterly Reports on Form 10-Q. Shareholders, potential investors and others should consider these factors in evaluating the forward-looking statements and should not place undue reliance on such statements. The forward-looking statements included in this communication are made only as of the date of this communication, unless otherwise specified, and, except as required by law, Johnson Controls assumes no obligation, and disclaims any obligation, to update such statements to reflect events or circumstances occurring after the date of this communication.

About Johnson Controls:

At Johnson Controls (NYSE:JCI), we transform the environments where people live, work, learn and play. As the global leader in smart, healthy and sustainable buildings, our mission is to reimagine the performance of buildings to serve people, places and the planet.

Building on a proud history of 140 years of innovation, we deliver the blueprint of the future for industries such as healthcare, schools, data centers, airports, stadiums, manufacturing and beyond through OpenBlue, our comprehensive digital offering.

Today, Johnson Controls offers the world`s largest portfolio of building technology and software as well as service solutions from some of the most trusted names in the industry.

Visit www.johnsoncontrols.com for more information and follow @Johnson Controls on social platforms.

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